Related Party Transactions	12 Months Ended
Dec. 31, 2015
Related Party Transactions [Abstract]
Related Party Transactions
9.	Related party transactions:

As part of the short-form reincorporation merger with HPPI, certain expenses had been incurred for officer salary, travel, legal and patent expense. These expenses, totaling $639,768, were paid by Hedgepath, LLC on behalf of HPPI. The balance due was exchanged for preferred stock, common stock and common stock warrants as discussed further in Note 1 (Related Party Debt Forgiveness Agreement).

The Company also has significant contractual agreements with Mayne Pharma as discussed in Note 1.